Exhibit 99.1

Access National Announces Fourth Quarter 2017 Earnings

RESTON, Va.--(BUSINESS WIRE)--January 30, 2018--Access National Corporation (NASDAQ: ANCX) (the “Corporation” or “Access”), parent company for Access National Bank (the “Bank”) and Middleburg Investment Group, reported fourth quarter 2017 net income of $3.0 million, or $0.15 per diluted share. Excluding a one-time tax adjustment related to the Tax Cuts and Jobs Act of 2017 and provision expense related to one large commercial credit, net income was $8.6 million or $0.42 per diluted share. This represents the Corporation’s 70th consecutive quarterly profit over its 72 quarter history. Consistent with management’s renewed objective of a 40% dividend payout of sustainable core earnings, the Board of Directors declared a dividend of $0.15 per share for common shareholders of record as of February 12, 2018 and payable on February 23, 2018.

Highlights

  Reported fourth quarter earnings of $3.0 million or $0.15 per diluted share. Excluding $3.1 million in pre-tax ($2.1 million after tax) provision expense related to one large commercial credit and $3.5 million in tax expense related to the Tax Cuts and Jobs Act of 2017 (“Act”), earnings were $8.6 million after tax or $0.42 per diluted share;
  Tangible book value1 per common share was $11.52 at December 31, 2017, a decrease of $0.12 from the prior period. Excluding the $3.5 million tax expense related to the Act, tangible book value per common share was $11.69;
  Loans held for investment were $1.98 billion at December 31, 2017 compared to $1.05 billion at December 31, 2016, a year-over-year growth of 88.5%. Organic loan growth from the linked quarter was $34.8 million prior to the strategic sale of $17.2 million of non-core residential real estate loans and the disposition of a deteriorating commercial loan of $8.5 million; and
  Non-interest bearing demand deposits of $745.0 million were 33.3% of total deposits at December 31, 2017 compared to $362.0 million at December 31, 2016, a year-over-year growth of 105.8%.

The transformative combination of Access National with Middleburg Financial continues on a successful progression. “We continue to work on putting acquisition distractions behind us and believe the stage is set for a promising 2018. In spite of the noise this quarter with the tax adjustment and loan portfolio repositioning, we remain on target with the financial objectives of our merger. Furthermore, we continue to implement a program of enhanced focus on our target markets that is producing results in the most desirable segments of the deposit and loan portfolios. We are confident in our ability to meet our renewed growth targets in 2018 of $200 million per annum in net deposit and loan growth.”

Fourth quarter 2017 pre-tax earnings were $9.0 million, down from the $9.4 million reported in the third quarter of 2017 due mainly to an impaired credit loss of $3.1 million pre-tax. The commercial banking segment’s net interest income declined $636 thousand from the linked quarter, from $24.4 million to $23.7 million. The commercial banking segment’s other expense reflected an increase of $101 thousand when compared to the third quarter of 2017 and included a $3.1 million pre-tax provision expense.

The net interest margin on a fully tax equivalent (non-GAAP) basis decreased to 3.83% from 3.86% when comparing fourth quarter to third quarter 2017. Fourth quarter net interest margin exclusive of the $1.2 million credit mark accretion for the acquired loan portfolio and the $3 thousand in liability discount amortization was 3.77% for the three months ended December 31, 2017.

Total deposits at December 31, 2017 were $2.2 billion, down slightly from the $2.3 billion at September 30, 2017 while non-interest bearing deposits increased $34.3 million from the linked quarter, to $745.0 million. While non-interest bearing demand deposits remain the largest and most attractive source of funding for the Corporation, the combination of legacy Middleburg’s significant low cost interest-bearing demand deposits and legacy Access’ non-interest bearing demand deposits accounted for $1.2 billion or 55.6% of total deposits at December 31, 2017. Interest-bearing deposits decreased to $1.5 billion at December 31, 2017 when compared to $1.6 billion from the prior quarter. Brokered deposits as a percentage of the deposit portfolio decreased quarter over quarter, from 3.1% of the portfolio at September 30, 2017 to 2.3% at December 31, 2017, a decrease of $20.1 million. The go-forward strategy places a high priority on the maintenance and expansion of core deposits, particularly high value demand deposit relationships.

Prior to the strategic sale and disposition of $25.7 million in loans, organic loan growth during the fourth quarter was $34.8 million. Organic loan growth net of run-off totaled $116 million for the three quarters since the acquisition of Middleburg Financial Corporation. Acquired non-core residential real estate loans in the amount $17.2 million were sold to mitigate interest rate risk and provide portfolio capacity for relationship focused credits. A gain on the sale of this portfolio was recognized in the amount of $136 thousand pre-tax as well as the recognition of $481 thousand in pre-tax credit and fair value marks. Separately, a deteriorating commercial loan relationship in the amount $8.5 million was sold for $4.9 million, creating a loss of $3.6 million charged to the reserve. This charge accounted for the majority of the $3.7 million provision expense during the quarter. In careful analysis in reaching the decision to exit this relationship, management concluded the credit was destined to become a non-accrual loan in the very near term and generate losses over a prolonged work out or liquidation at a level well beyond the incurred charge.

Non-performing assets (“NPAs”) decreased to $5.3 million at December 31, 2017 from $7.8 million at September 30, 2017, representing 0.18% and 0.27% of total assets, respectively. Included in the NPAs total is $643 thousand in other real estate owned, a reduction of $1.4 million over the prior quarter. The allowance for loan loss was $15.8 million and $15.7 million at December 31, 2017 and September 30, 2017, respectively, and represented 0.80% of total loans held for investment at December 31, 2017 and September 30, 2017. The remaining credit and fair value marks on the loans acquired in the merger totaled $12.4 million at December 31, 2017.

Tangible book value2 per common share decreased from $11.64 at September 30, 2017 to $11.52 at December 31, 2017. The tangible common equity ratio for Access National Corporation and its subsidiary bank was 8.79% at December 31, 2017, within the Corporation’s target range of 8.50% to 9.50%.

Access National Corporation is the parent company of Access National Bank and Middleburg Investment Group serving Northern and Central Virginia. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

Forward-Looking Statements

The information presented herein contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding expectations or predictions of future financial or business performance or conditions. Forward-looking statements may be identified by words such as "may," "could," "will," "expect," "believe," "anticipate," "forecast," "intend," "plan," "prospects," "estimate," "potential," or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements in this report may include, but are not limited to, statements about projected impacts of and financial results generated by the merger of Access and Middleburg Financial Corporation (“Middleburg”). Forward-looking statements speak only as of the date they are made and Access assumes no duty to update forward-looking statements.

In addition to factors previously disclosed in Access's reports filed with the SEC and those identified elsewhere in this release, the following factors, among others, could cause actual results to differ materially from the results expressed in or implied by forward-looking statements and historical performance: changes in asset quality and credit risk; changes in interest rates and capital markets; the introduction, timing and success of business initiatives; competitive conditions; and the inability to recognize cost savings or revenues or to implement integration plans associated with the merger of Access and Middleburg.

__________
[1]	Non-GAAP financial information. See “Reconciliation of Non-GAAP Financial Measures” at end of release.
[2]	Non-GAAP financial information. See “Reconciliation of Non-GAAP Financial Measures” at end of release.

Access National Corporation
Consolidated Balance Sheet

	December 31,	December 31,
	2017	2016
(In Thousands Except for Share and Per Share Data)	(Unaudited)

ASSETS

Cash and due from banks	$29,855	$9,186

Interest-bearing balances and federal funds sold	92,458	81,873

Investment securities:
Available-for-sale, at fair value	407,446	194,090
Held-to-maturity, at amortized cost (fair value of $16,379 and $9,293, respectively)	15,721	9,200
Total investment securities	423,167	203,290

Restricted Stock, at amortized cost	16,572	10,092

Loans held for sale - at fair value	31,999	35,676

Loans held for investment net of allowance for loan losses of $15,805 and $16,008, respectively	1,963,104	1,033,690

Premises, equipment and land, net	27,797	7,084

Goodwill and intangible assets	185,161	1,833

Other assets	103,781	47,984

Total assets	$2,873,894	$1,430,708

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$744,960	$362,036

Interest-bearing demand deposits	496,677	126,189

Savings and interest-bearing deposits	623,889	314,396

Time deposits	368,622	251,706

Total deposits	2,234,148	1,054,327

Short-term borrowings	145,993	186,009

Long-term borrowings	40,000	60,000

Trust preferred debentures	3,883	-

Other liabilities and accrued expenses	28,246	9,842

Total Liabilities	2,452,270	1,310,178

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding, 20,534,163 and 10,636,242 , respectively	17,146	8,881

Additional paid in capital	307,614	21,779

Retained earnings	98,584	91,439

Accumulated other comprehensive income (loss), net	(1,720)	(1,569)

Total shareholders' equity	421,624	120,530

Total liabilities and shareholders' equity	$2,873,894	$1,430,708

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended		Twelve Months Ended
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
(In Thousands Except for Share and Per Share Data)	(unaudited)		(unaudited)

INTEREST INCOME
Interest and fees on loans	$24,321	$11,762	$84,572	$45,639

Interest on federal funds sold and bank balances	453	73	1,199	337

Interest and dividends on securities	2,321	1,085	9,709	4,039
Total interest income	27,095	12,920	95,480	50,015

INTEREST EXPENSE
Interest on deposits	2,714	1,376	9,274	5,150

Interest on other borrowings	468	287	1,834	1,154
Total interest expense	3,182	1,663	11,108	6,304
Net interest income	23,913	11,257	84,372	43,711

Provision for loan losses	3,719	1,250	6,919	2,120
Net interest income after provision for loan losses	20,194	10,007	77,453	41,591

NONINTEREST INCOME
Service charges and fees	489	223	1,998	971

Gain on sale of loans	5,095	5,745	20,080	25,164

Other Income	3,097	1,158	10,014	5,668
Total noninterest income	8,681	7,126	32,092	31,803

NONINTEREST EXPENSE
Salaries and benefits	12,115	7,495	43,915	31,778

Occupancy and equipment	1,058	766	6,878	3,044

Other operating expense	6,681	3,928	30,275	12,968
Total noninterest expense	19,854	12,189	81,068	47,790
Income before income tax	9,021	4,944	28,477	25,604

Income tax expense	5,976	1,938	11,977	9,200
NET INCOME	$3,045	$3,006	$16,500	$16,404

Earnings per common share:
Basic	$0.15	$0.28	$0.92	$1.55
Diluted	$0.15	$0.28	$0.92	$1.54

Average outstanding shares:
Basic	20,485,116	10,620,312	17,988,670	10,586,394
Diluted	20,601,740	10,775,553	18,076,304	10,677,561

Performance and Capital Ratios

	Three Months	Three Months	Three Months	Three Months	Twelve Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Dollars In Thousands)	2017	2017	2017	2017	2017	2016

Return on average assets (annualized)	0.43%	0.96%	0.55%	0.74%	0.67%	1.27%
Return on average equity (annualized)	3.09%	6.69%	3.73%	8.57%	5.03%	14.11%
Return on tangible average equity (annualized) (1)	5.06%	11.89%	6.73%	8.70%	7.72%	14.33%
Net interest margin - fully tax equivalent basis (1)	3.83%	3.86%	3.97%	3.52%	3.88%	3.55%
Net interest margin	3.77%	3.76%	3.91%	3.46%	3.81%	3.52%
Efficiency ratio - Bank only	51.48%	57.56%	59.23%	53.26%	55.72%	49.59%
Total average equity to earning assets	15.55%	16.00%	16.68%	8.99%	14.82%	9.36%
Tangible common equity ratio (1)	8.79%	8.85%	8.97%	8.65%	8.79%	8.31%

Averages
Assets	$2,837,834	$2,922,105	$2,789,088	$1,401,652	$2,453,894	$1,288,582
Loans held for investment	1,965,608	2,002,842	1,896,824	1,052,167	1,704,040	939,837
Loans held for sale	30,006	28,734	28,254	24,461	27,881	47,060
Interest-bearing deposits & federal funds sold	102,095	136,222	121,572	64,628	104,565	67,457
Investment securities	420,218	437,628	422,792	209,533	362,614	189,585
Earning assets	2,535,999	2,617,443	2,471,036	1,353,360	2,212,019	1,242,923
Interest-bearing deposits	1,528,133	1,566,286	1,523,997	761,075	1,327,261	662,271
Total deposits	2,247,225	2,277,759	2,163,567	1,096,309	1,922,249	1,021,624
Repurchase agreements & federal funds purchased	54,702	58,149	53,949	28,369	48,378	16,270
FHLB short term borrowings	68,300	59,697	57,824	86,200	67,907	56,522
FHLB long-term borrowings	46,304	82,790	79,892	59,556	66,329	68,525
Trust Preferred debt	3,871	3,029	3,824	-	2,692	-
Equity	$394,319	$418,678	$412,146	$121,724	$327,738	$116,296
Tangible Equity(1)	$240,754	$235,526	$228,480	$119,896	$202,408	$114,437

Allowance for loan losses	$15,805	$15,692	$14,671	$13,727	$15,805	$16,008
Allowance for loan losses/loans held for investment	0.80%	0.80%	0.76%	1.28%	0.80%	1.53%
Remaining fair value marks on purchased performing loans	$11,241	$12,444	$13,584	NA	$11,241	NA
Purchased credit impaired loans	$4,969	$5,184	$7,237	NA	$4,969	NA
Remaining fair value marks on purchased credit impaired loans	$1,175	$694	$2,296	NA	$1,175	NA
Total NPA	$5,270	$7,817	$8,954	$5,244	$5,270	$6,922
NPA to total assets	0.18%	0.27%	0.32%	0.37%	0.18%	0.48%

Mortgage loan originations and brokered loans	$113,513	$107,706	$116,958	$94,500	$432,678	$544,866
Gain on sale of mortgage loans net hedging activity	$4,984	$5,371	$10,792	$3,416	$19,192	$23,835
Allowance for losses on mortgage loans sold	$953	$987	$1,029	$1,029	$953	$1,029

Wealth Services segment - assets under management	$1,955,720	$1,935,780	$1,927,629	$676,865	$1,955,720	$667,300

Book value per common share	$20.53	$20.55	$20.36	$11.40	$20.53	$11.33

Tangible book value per common share (1)	$11.52	$11.64	$11.32	$11.23	$11.52	$11.16

(1) Non-GAAP financial information. See "Reconciliation of Non-GAAP Financial Measures" at end of release.

Composition of Loan Portfolio

	December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Commercial real estate - owner occupied	$467,082	23.60%	$443,128	22.50%	$401,853	20.84%	$262,431	24.46%	$250,440	23.87%
Commercial real estate - non-owner occupied	436,083	22.04	435,181	22.09	377,037	19.55	205,452	19.15	184,688	17.59
Residential real estate	489,669	24.74	512,621	26.03	525,649	27.26	212,007	19.76	204,413	19.47
Commercial	463,652	23.43	449,450	22.82	476,055	24.69	294,451	27.45	311,486	29.67
Real estate construction	97,481	4.93	104,193	5.29	124,186	6.44	91,614	8.54	91,822	8.75
Consumer	24,942	1.26	25,087	1.27	23,565	1.22	6,836	0.64	6,849	0.65
Total loans	$1,978,909	100.00%	$1,969,660	100.00%	$1,928,345	100.00%	$1,072,791	100.00%	$1,049,698	100.00%
Less allowance for loan losses	15,805		15,692		14,671		13,727		16,008
	$1,963,104		$1,953,968		$1,913,674		$1,059,064		$1,033,690

Composition of Deposits

	December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Demand deposits	$744,960	33.34%	$710,691	31.09%	$660,481	30.20%	$376,674	32.56%	$362,036	34.34%
Interest-bearing demand deposits	486,621	21.78	480,620	21.02	454,675	20.79	141,981	12.27	126,189	11.97
Savings and money market	580,827	26.00	616,596	26.97	562,581	25.72	284,182	24.56	270,310	25.64
CDARS time deposits	21,582	0.97	37,836	1.65	39,746	1.82	41,369	3.58	34,290	3.25
CDARS/ICS non-maturity deposits	48,011	2.15	47,219	2.07	44,009	2.01	42,960	3.71	40,925	3.88
Brokered deposits	51,028	2.28	71,090	3.11	101,419	4.64	110,254	9.53	57,389	5.44
Time deposits	301,119	13.48	322,160	14.09	324,295	14.82	159,570	13.79	163,188	15.48
Total Deposits	$2,234,148	100.00%	$2,286,212	100.00%	$2,187,206	100.00%	$1,156,990	100.00%	$1,054,327	100.00%

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended

	December 31, 2017			December 31, 2016
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$438,290	$2,321	2.12%	$204,612	$1,085	2.12%
Loans held for sale	30,006	297	3.96%	44,454	412	3.71%
Loans(1)	1,965,608	24,024	4.89%	990,517	11,350	4.58%
Interest-bearing balances and federal funds sold	102,095	453	1.77%	60,300	73	0.48%
Total interest-earning assets	2,535,999	27,095	4.27%	1,299,883	12,920	3.98%
Noninterest-earning assets:
Cash and due from banks	18,784			13,442
Premises, land and equipment	26,156			6,989
Other assets	272,877			46,418
Less: allowance for loan losses	(15,982)			(15,110)
Total noninterest-earning assets	301,835			51,739
Total Assets	$2,837,834			$1,351,622

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$480,147	$499	0.42%	$135,342	$126	0.37%
Money market deposit accounts	483,416	691	0.57%	261,656	324	0.50%
Savings accounts	175,123	322	0.74%	46,596	59	0.51%
Time deposits	389,447	1,202	1.23%	258,666	867	1.34%
Total interest-bearing deposits	1,528,133	2,714	0.71%	702,260	1,376	0.78%
Borrowings:
FHLB short-term borrowings	68,300	231	1.35%	50,728	106	0.84%
Securities sold under agreements to repurchase and federal funds purchased	54,702	10	0.07%	18,765	5	0.11%
Subordinated debentures	3,871	73	7.54%	-	-	0.00%
FHLB long-term borrowings	46,304	154	1.33%	60,163	176	1.17%
Total borrowings	173,177	468	1.08%	129,656	287	0.89%
Total interest-bearing deposits and borrowings	1,701,310	3,182	0.75%	831,916	1,663	0.80%
Noninterest-bearing liabilities:
Demand deposits	719,093			389,171
Other liabilities	23,112			9,894
Total liabilities	2,443,515			1,230,981
Shareholders' Equity	394,319			120,641
Total Liabilities and Shareholders' Equity	$2,837,834			$1,351,622

Interest Spread(2)			3.53%			3.18%

Net Interest Margin(3)		$23,913	3.77%		$11,257	3.46%

(1) Loans placed on nonaccrual status are included in loan balances.
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Twelve Months Ended

	December 31, 2017			December 31, 2016
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$375,533	$9,709	2.59%	$188,569	$4,039	2.14%
Loans held for sale	27,881	1,143	4.10%	47,060	1,767	3.75%
Loans(1)	1,704,040	83,429	4.90%	939,837	43,872	4.67%
Interest-bearing balances and federal funds sold	104,565	1,199	1.15%	67,457	337	0.50%
Total interest-earning assets	2,212,019	95,480	4.32%	1,242,923	50,015	4.02%
Noninterest-earning assets:
Cash and due from banks	20,859			12,732
Premises, land and equipment	22,683			6,834
Other assets	213,337			40,172
Less: allowance for loan losses	(15,004)			(14,079)
Total noninterest-earning assets	241,875			45,659
Total Assets	$2,453,894			$1,288,582

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$386,046	$1,409	0.36%	$132,734	$486	0.37%
Money market deposit accounts	386,786	2,335	0.60%	204,897	846	0.41%
Savings accounts	153,769	714	0.46%	37,950	196	0.52%
Time deposits	400,660	4,816	1.20%	286,690	3,622	1.26%
Total interest-bearing deposits	1,327,261	9,274	0.70%	662,271	5,150	0.78%
Borrowings:
FHLB short-term borrowings	67,907	822	1.21%	56,522	386	0.68%
Securities sold under agreements to repurchase and federal funds purchased	48,378	68	0.14%	16,270	16	0.10%
Subordinated debentures	2,692	221	8.21%	-	-	0.00%
FHLB long-term borrowings	66,329	723	1.09%	68,525	752	1.10%
Total borrowings	185,306	1,834	0.99%	141,317	1,154	0.82%
Total interest-bearing deposits and borrowings	1,512,567	11,108	0.73%	803,588	6,304	0.78%
Noninterest-bearing liabilities:
Demand deposits	594,987			359,352
Other liabilities	18,602			9,346
Total liabilities	2,126,156			1,172,286
Shareholders' Equity	327,738			116,296
Total Liabilities and Shareholders' Equity	$2,453,894			$1,288,582

Interest Spread(2)			3.58%			3.24%

Net Interest Margin(3)		$84,372	3.81%		$43,711	3.52%

(1) Loans placed on nonaccrual status are included in loan balances.
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Segment Reporting

Three Months Ended	Commercial	Mortgage	Trust & Wealth			Consolidated
December 31, 2017	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$26,837	$295	$-	$8	$(45)	$27,095
Gain on sale of loans	136	4,959	-	-	-	5,095
Other revenues	1,825	(1)	1,793	478	(509)	3,586
Total revenues	28,798	5,253	1,793	486	(554)	35,776

Expenses:
Interest expense	3,116	(24)	-	135	(45)	3,182
Salaries and employee benefits	8,116	2,836	1,163	-	-	12,115
Other expenses	8,825	1,092	919	1,131	(509)	11,458
Total operating expenses	20,057	3,904	2,082	1,266	(554)	26,755

Income (loss) before income taxes	$8,741	$1,349	$(289)	$(780)	$-	$9,021

Total assets	$2,827,041	$31,999	$10,967	$21,727	$(17,840)	$2,873,894

Three Months Ended	Commercial	Mortgage	Wealth			Consolidated
December 31, 2016	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$12,684	$412	$-	$5	$(181)	$12,920
Gain on sale of loans	-	5,745	-	-	-	5,745
Other revenues	985	(477)	765	423	(315)	1,381
Total revenues	13,669	5,680	765	428	(496)	20,046

Expenses:
Interest expense	1,668	109	-	67	(181)	1,663
Salaries and employee benefits	3,950	2,978	567	-	-	7,495
Other expenses	2,947	1,227	251	1,834	(315)	5,944
Total operating expenses	8,565	4,314	818	1,901	(496)	15,102

Income (loss) before income taxes	$5,104	$1,366	$(53)	$(1,473)	$-	$4,944

Total assets	$1,394,061	$39,356	$2,841	$18,037	$(23,587)	$1,430,708

Segment Reporting

Twelve Months Ended	Commercial	Mortgage	Trust & Wealth			Consolidated
December 31, 2017	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$94,577	$1,141	$7	$25	$(270)	$95,480
Gain on sale of loans	136	19,944	-	-	-	20,080
Other revenues	6,270	(307)	5,988	1,453	(1,392)	12,012
Total revenues	100,983	20,778	5,995	1,478	(1,662)	127,572

Expenses:
Interest expense	10,912	(6)	-	472	(270)	11,108
Salaries and employee benefits	28,108	11,958	3,849	-	-	43,915
Other expenses	28,998	4,338	3,460	8,668	(1,392)	44,072
Total operating expenses	68,018	16,290	7,309	9,140	(1,662)	99,095

Income (loss) before income taxes	$32,965	$4,488	$(1,314)	$(7,662)	$-	$28,477

Total assets	$2,827,041	$31,999	$10,967	$21,727	$(17,840)	$2,873,894

Twelve Months Ended	Commercial	Mortgage	Wealth			Consolidated
December 31, 2016	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$49,063	$1,767	$-	$20	$(835)	$50,015
Gain on sale of loans	-	25,164	-	-	-	25,164
Other revenues	3,893	(424)	3,034	1,401	(1,265)	6,639
Total revenues	52,956	26,507	3,034	1,421	(2,100)	81,818

Expenses:
Interest expense	6,324	548	-	267	(835)	6,304
Salaries and employee benefits	16,015	13,541	2,222	-	-	31,778
Other expenses	9,232	5,354	1,034	3,777	(1,265)	18,132
Total operating expenses	31,571	19,443	3,256	4,044	(2,100)	56,214

Income (loss) before income taxes	$21,385	$7,064	$(222)	$(2,623)	$-	$25,604

Total assets	$1,394,061	$39,356	$2,841	$18,037	$(23,587)	$1,430,708

Reconciliation of Non-GAAP Financial Measures

The press release contains certain financial information determined by methods other than in accordance with generally accepted accounting policies in the United States (GAAP). These non-GAAP financial measures are “tangible book value per common shares”, “tangible common equity ratio”, and “net interest margin on a fully tax equivalent basis.” This non-GAAP disclosure has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Corporation’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP per performance measures that may be presented by other companies. Out management uses these non-GAAP measures in its analysis of our performance because it believes these measures are material and will be used as a measure of our performance by investors.

	Three Months	Three Months	Three Months	Three Months	Twelve Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Dollars In Thousands)	2017	2017	2017	2017	2017	2016

Book value per common share	$20.53	$20.55	$20.36	$11.40	$20.53	$11.33
Effect of intangible assets	$(9.01)	$(8.91)	$(9.04)	$(0.17)	$(9.01)	$(0.17)
Tangible book value per common share	$11.52	$11.64	$11.32	$11.23	$11.52	$11.16

Common equity ratio	14.67%	14.62%	15.05%	8.77%	14.67%	8.42%
Effect of intangible assets	-5.88%	-5.77%	-6.08%	-0.12%	-5.88%	-0.11%
Tangible common equity ratio	8.79%	8.85%	8.97%	8.65%	8.79%	8.31%

Net interest margin	3.77%	3.76%	3.91%	3.46%	3.81%	3.52%
Effect of tax exempt securities and loans	0.06%	0.10%	0.06%	0.06%	0.07%	0.03%
Net interest margin - fully tax equivalent basis	3.83%	3.86%	3.97%	3.52%	3.88%	3.55%

Return on average equity	3.09%	6.69%	3.73%	8.57%	5.03%	14.11%
Effect of intangible assets	1.97%	5.20%	3.00%	0.13%	2.69%	0.22%
Return on average tangible equity	5.06%	11.89%	6.73%	8.70%	7.72%	14.33%

Average equity	$394,319	$418,678	$412,146	$121,724	$327,738	$116,296
Effect of average intangible assets	$153,565	$183,152	$183,666	$1,828	$125,330	$1,859
Average tangible equity	$240,754	$235,526	$228,480	$119,896	$202,408	$114,437

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100